Commitments And Contingencies	6 Months Ended
Jun. 30, 2026
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
23.	COMMITMENTS AND CONTINGENCIES

Capital commitments

The Group’s capital commitments primarily relate to commitments on construction of datacenters. Total capital commitments contracted but not yet reflected in the consolidated financial statements amounted to US$154.8 million and US$65.3 million as of June 30, 2026 and December 31, 2025, respectively. All of these capital commitments will be fulfilled in the following years according to the construction progress.

Investment commitments

The Group’s investment commitments primarily related to capital contribution obligation for certain fund investments. Total investment commitments contracted but not yet reflected in the consolidated financial statements amounted to US$5.3 million and US$6.0 million as of June 30, 2026 and December 31, 2025, respectively.

Loss contingency

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for and such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of June 30, 2026 and December 31, 2025.